                                  EXHIBIT 31

CERTIFICATION PURSUANT TO SECTION 302

I,  Roman  Zherdytskyi,  Chief Executive Officer and Chief Financial Officer of
Mayquest Ventures, Inc., certify that:

   1. I have reviewed the attached report on Form 10-Q.

   2. Based on my knowledge,  this report does not contain any untrue statement of a material fact or
      omit to state a material  fact  necessary to make the statements made, in light of the
      circumstances under which such statements  were made, not misleading with respect to the
      period covered by this report;

   3. Based  on  my knowledge, the financial statements,  and  other  financial information included in
      this report,  fairly  present  in  all  material  respects  the financial condition, results of operations
      and cash flows of the registrant as of, and for, the periods presented in this report;

   4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined
      in Exchange Act Rules) for the registrant and have:

   a) designed such disclosure controls and procedures to ensure that  material information relating to
      the registrant, including its consolidated subsidiaries, is made known to me by others within
      those  entities,  particularly during the period in which this report  is being prepared;

   b) designed  such internal  control  over  financial  reporting  to  provide reasonable assurance
      regarding the  reliability  of financial reporting and the preparation of financial statements for
      external  purposes  in  accordance  with  generally  accepted  accounting principles;

   c) evaluated the effectiveness  of  the registrant's disclosure controls and procedures and presented
      in this report my conclusions about  the  effectiveness of the disclosure controls and procedures,
      as  of  the  end  of  the period covered by this  report  based  on  such evaluations; and

   d) Disclosed in this report  any change in the registrant's internal control over financial reporting
      that occurred during the registrant's  most  recent  fiscal  quarter (the registrant's fourth fiscal
      quarter in the case of an annual report) that has materially affected, or is reasonably likely to
      materially  affect,  the  registrant's  internal  control  over financial reporting; and

   1. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit
      committee  of registrant's board of directors (or persons performing  the equivalent functions):

         a) all significant deficiencies in the design or operation of internal controls which could adversely
            affect  the  registrant's ability to record, process, summarize and report financial data and have
            identified for the registrant's auditors any material weaknesses in internal controls; and

         b) any fraud, whether  or  not  material,  that involves management or other employees who have a
            significant role in the registrant's internal controls.

Date: October 5, 2010                    By:   /s/ Roman Zherdytskyi
                                               --------------------------------
                                               President and Director and
                                               Chief Financial Officer
                                               Principal Accounting Officer